MASSMUTUAL PREMIER FUNDS

SUPPLEMENT DATED DECEMBER 3, 2007 TO THE

PROSPECTUS DATED MARCH 1, 2007

This supplement provides new and additional information beyond that contained in the Prospectus and any existing supplements to the Prospectus. It should be retained and read in conjunction with the Prospectus and any existing supplements.

The following information replaces similar information found under Principal Investment Strategies and Risks for the Balanced Fund:

Under normal circumstances, at least 30% and no more than 50% of the Fund’s net assets will be invested in the Core Bond Segment, at least 50% and no more than 70% of the Fund’s net assets will be invested in the Core Equity Segment, and no more than 30% of the Fund’s net assets will be invested in the Money Market Segment.

Beginning sometime on or after February 4, 2008, the Trust intends to change its exchange policy so that the following information will replace similar information found under Buying, Redeeming and Exchanging Shares:

Generally, you can exchange shares of one Fund for the same class of shares of another Fund, except in those cases when exchanges are not permitted, as described below in “Placing Transaction Orders – For Shareholders holding shares of the Trust prior to November 1, 2004.” An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Exchange requests involving a purchase into the Global Fund, International Equity Fund or Focused International Fund, however, will not be accepted if received by the transfer agent, MassMutual or another intermediary after the earlier of 2:30 p.m. Eastern Time or the market close, on any Business Day. Furthermore, exchange requests involving a purchase into any Fund (except the Money Market Fund, Short-Duration Bond Fund, Inflation-Protected Bond Fund, Core Bond Fund, Diversified Bond Fund, Strategic Income Fund and High Yield Fund) will not be accepted if you have already made a purchase followed by a redemption involving the same Fund within the last 60 days. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchanges, if, in the opinion of MassMutual:

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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